                                                                    EXHIBIT 99.3

Item 6. Selected Financial Data.

                               HALLIBURTON COMPANY
                             SELECTED FINANCIAL DATA
                                   (Unaudited)

Millions of dollars and shares                                         Years ended December 31
                                                    -------------------------------------------------------------
except per share and employee data                    2002         2001         2000         1999         1998
                                                    ---------    ---------    ---------    ---------    ---------
TOTAL REVENUES                                      $  12,572    $  13,046    $  11,944    $  12,313    $  14,504
                                                    =========    =========    =========    =========    =========
TOTAL OPERATING INCOME (LOSS) (1)                        (112)       1,084          462          401          170
Nonoperating income (expense), net (2)                   (116)        (130)        (127)         (94)        (115)
                                                    ---------    ---------    ---------    ---------    ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES AND MINORITY INTEREST            (228)         954          335          307           55
Provision for income taxes (3)                            (80)        (384)        (129)        (116)        (155)
Minority interest in net income of consolidated
    subsidiaries                                          (38)         (19)         (18)         (17)         (20)
                                                    ---------    ---------    ---------    ---------    ---------
Income (loss) from continuing operations            $    (346)   $     551    $     188    $     174    $    (120)
                                                    =========    =========    =========    =========    =========
Income (loss) from discontinued operations          $    (652)   $     257    $     313    $     283    $     105
                                                    =========    =========    =========    =========    =========
Net income (loss)                                   $    (998)   $     809    $     501    $     438    $     (15)
                                                    =========    =========    =========    =========    =========
BASIC INCOME (LOSS) PER COMMON SHARE
    Continuing operations                           $   (0.80)   $    1.29    $    0.42    $    0.40    $   (0.27)
    Net income (loss)                                   (2.31)        1.89         1.13         1.00        (0.03)
DILUTED INCOME (LOSS) PER COMMON SHARE
    Continuing operations                               (0.80)        1.28         0.42         0.39        (0.27)
    Net income (loss)                                   (2.31)        1.88         1.12         0.99        (0.03)
Cash dividends per share                                 0.50         0.50         0.50         0.50         0.50
Return on average shareholders' equity                 (24.02)%      18.64%       12.20%       10.49%       (0.35)%
                                                    ---------    ---------    ---------    ---------    ---------
FINANCIAL POSITION
Net working capital                                 $   2,288    $   2,665    $   1,742    $   2,329    $   2,129
Total assets                                           12,844       10,966       10,192        9,639       10,072
Property, plant and equipment, net                      2,629        2,669        2,410        2,390        2,442
Long-term debt (including current maturities)           1,476        1,484        1,057        1,364        1,426
Shareholders' equity                                    3,558        4,752        3,928        4,287        4,061
Total capitalization                                    5,083        6,280        6,555        6,590        5,990
Shareholders' equity per share                           8.16        10.95         9.20         9.69         9.23
Average common shares outstanding (basic)                 432          428          442          440          439
Average common shares outstanding (diluted)               432          430          446          443          439
                                                    ---------    ---------    ---------    ---------    ---------
OTHER FINANCIAL DATA
Capital expenditures                                $    (764)   $    (797)   $    (578)   $    (520)   $    (841)
Long-term borrowings (repayments), net                    (15)         412         (308)         (59)         122
Depreciation, depletion and amortization
    expense                                               505          531          503          511          500
Goodwill amortization included in depreciation,
    depletion and amortization expense:
       Energy Services Group                                -           24           19           12           22
       Engineering and Construction Group                   -           18           25           21           14
Payroll and employee benefits (4)                      (4,875)      (4,818)      (5,260)      (5,647)      (5,880)
Number of employees (4), (5)                           83,000       85,000       93,000      103,000      107,800
                                                    =========    =========    =========    =========    =========

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                               HALLIBURTON COMPANY
                             SELECTED FINANCIAL DATA
                                   (Unaudited)
                                   (continued)

Millions of dollars and shares                                         Years ended December 31
                                                    -------------------------------------------------------------
except per share and employee data                    1997         1996         1995          1994         1993
                                                    ---------    ---------    ---------    ---------    ---------
TOTAL REVENUES                                      $  13,498    $  11,236    $   9,045    $   8,540    $   9,145
                                                    =========    =========    =========    =========    =========
TOTAL OPERATING INCOME (LOSS) (1)                       1,178          674          562          402            8
Nonoperating income (expense), net (2)                    (82)         (70)         (34)         333          (61)
                                                    ---------    ---------    ---------    ---------    ---------
INCOME FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES AND MINORITY INTEREST           1,096          604          528          735          (53)
Provision for income taxes (3)                           (406)        (158)        (167)        (275)         (18)
Minority interest in net income of consolidated
    subsidiaries                                          (30)           -           (1)         (14)         (24)
                                                    ---------    ---------    ---------    ---------    ---------
Income (loss) from continuing operations            $     660    $     446    $     360    $     446    $     (95)
                                                    =========    =========    =========    =========    =========
Income from discontinued operations                 $     112    $     112    $      36    $      97    $      81
                                                    =========    =========    =========    =========    =========
Net income (loss)                                   $     772    $     558    $     381    $     543    $     (14)
                                                    =========    =========    =========    =========    =========
BASIC INCOME (LOSS) PER COMMON SHARE
    Continuing operations                           $    1.53    $    1.04    $    0.83    $    1.04    $   (0.23)
    Net income (loss)                                    1.79         1.30         0.88         1.26        (0.04)
DILUTED INCOME (LOSS) PER COMMON SHARE
    Continuing operations                                1.51         1.03         0.83         1.03        (0.23)
    Net income (loss)                                    1.77         1.29         0.88         1.26        (0.04)
Cash dividends per share                                 0.50         0.50         0.50         0.50         0.50
Return on average shareholders' equity                  19.16%       15.25%       10.44%       15.47%       (0.43)%
                                                    ---------    ---------    ---------    ---------    ---------
FINANCIAL POSITION
Net working capital                                 $   1,985    $   1,501    $   1,477    $   2,197    $   1,563
Total assets                                            9,657        8,689        7,723        7,774        8,087
Property, plant and equipment, net                      2,282        2,047        1,865        1,631        1,747
Long-term debt (including current maturities)           1,303          957          667        1,119        1,129
Shareholders' equity                                    4,317        3,741        3,577        3,723        3,296
Total capitalization                                    5,647        4,828        4,378        4,905        4,746
Shareholders' equity per share                           9.86         8.78         8.29         8.63         7.70
Average common shares outstanding (basic)                 431          429          431          431          422
Average common shares outstanding (diluted)               436          432          432          432          422
                                                    ---------    ---------    ---------    ---------    ---------
OTHER FINANCIAL DATA
Capital expenditures                                $    (804)   $    (612)   $    (474)   $    (358)   $    (373)
Long-term borrowings (repayments), net                    285          286         (481)        (120)         192
Depreciation, depletion and amortization
    expense                                               465          405          380          387          574
Goodwill amortization included in
    depreciation, depletion and amortization
    expense:
       Energy Services Group                               20           19           17           14           11
       Engineering and Construction Group                  12            7            7            7            7
Payroll and employee benefits (4)                      (5,479)      (4,674)      (4,188)      (4,222)      (4,429)
Number of employees (4), (5)                          102,000       93,000       89,800       86,500       90,500
                                                    =========    =========    =========    =========    =========

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                               HALLIBURTON COMPANY
                             SELECTED FINANCIAL DATA
                                   (Unaudited)
                                   (continued)

(1)  Operating income includes the following special charges and credits:

     1999 - $47 million: reversal of a portion of the 1998 special charges.

     1998 - $959 million: asset related charges ($491 million), personnel reductions ($234 million), facility consolidations ($124 million), merger transaction costs ($64 million), and other related costs ($46 million).

     1997 - $11 million: merger costs ($9 million), write-downs on impaired assets and early retirement incentives ($10 million), losses from the sale of assets ($12 million), and gain on extension of joint venture ($42 million).

     1996 - $86 million: merger costs ($13 million), restructuring, merger and severance costs ($62 million), and write-off of acquired in-process research and development costs ($11 million).

     1995 - $8 million: restructuring costs ($5 million) and write-off of acquired in-process research and development costs ($3 million).

     1994 - $19 million: merger costs ($27 million), litigation ($10 million), and litigation and insurance recoveries ($18 million).

     1993 - $419 million: loss on sale of business ($322 million), merger costs ($31 million), restructuring ($5 million), litigation ($65 million), and gain on curtailment of medical plan ($4 million).

(2) Nonoperating income in 1994 includes a gain of $276 million from the sale of an interest in Western Atlas International, Inc. and a gain of $102 million from the sale of our natural gas compression business.

(3) Provision for income taxes in 1996 includes tax benefits of $44 million due to the recognition of net operating loss carryforwards and the settlement of various issues with the Internal Revenue Service.

(4) Includes employees of Dresser Equipment Group which is accounted for as discontinued operations for the years 1993 through 2000.

(5)  Does not include employees of less than 50%-owned affiliated companies.

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